UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 5, 2023

Date of Report (Date of earliest event reported)

RANPAK HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38348	98-1377160
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

7990 Auburn Road

Concord Township, Ohio 44077

(Address of principal executive offices) (Zip Code)

(440) 354-4445

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PACK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On June 5, 2023, Ranger Pledgor LLC, a Delaware limited liability company (“Holdings”), Ranpak Corp., an Ohio corporation (the “U.S. Borrower”), Ranpak B.V., a private limited liability company under the laws of the Netherlands (the “Dutch Borrower” and together with the U.S. Borrower, the “Borrowers”), certain other subsidiaries of Holdings, certain lenders party to Amendment No. 3 (as defined below) and Goldman Sachs Lending Partners LLC (the “Administrative Agent”) entered into Amendment No. 3 (“Amendment No. 3”) to that certain First Lien Credit Agreement, dated June 3, 2019, by and among Holdings, the Borrowers, certain other subsidiaries of Holdings, the lenders party thereto from time to time and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time prior to Amendment No. 3, the “First Lien Credit Agreement”).

Pursuant to the terms of Amendment No. 3, the parties agreed, among other things, to (i) extend the maturity date applicable to the revolving credit facility to June 3, 2025 from June 3, 2024 and (ii) reduce the springing financial covenant level to a first lien net leverage ratio of 7.50:1.00 from 9.10:1.00. Amendment No. 3 also modifies the definition of Consolidated Adjusted EBITDA and modifies the restrictions on incremental debt incurrence and other negative covenant baskets. Except as amended by Amendment No. 3 the remaining terms of the First Lien Credit Agreement remain in full force and effect.

The foregoing description of Amendment No. 3 and the First Lien Credit Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to Amendment No. 3, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 3, dated June 5, 2023, which amends that certain First Lien Credit Agreement, dated June 3, 2019, among Ranpak Corp., Ranpak B.V., Ranger Pledgor LLC, the lenders and issuing banks from time to time party thereto and Goldman Sachs Lending Partners LLC, as administrative agent
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANPAK HOLDINGS CORP.

Date: June 6, 2023	By:	/s/ William Drew
William Drew
Senior Vice President and Chief Financial Officer

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